UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 21, 2016 (April 21, 2016)

ALCOA INC.

(Exact name of Registrant as specified in its charter)

Pennsylvania	1-3610	25-0317820
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

390 Park Avenue, New York, New York	10022-4608
(Address of Principal Executive Offices)	(Zip Code)

Office of Investor Relations 212-836-2674

Office of the Secretary 212-836-2732

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On September 28, 2015, Alcoa Inc. (“the Company”) announced its plan to separate into two independent, publicly-traded companies: an Upstream Company, the new Alcoa, that will comprise the business units that today make up Global Primary Products: Bauxite, Alumina, Aluminum, Cast Products and Energy; and a Value-Add Company, Arconic, that will include Global Rolled Products, Engineered Products and Solutions, and Transportation and Construction Solutions.

The Company currently plans that upon separation, which is targeted in the second half of 2016, the new Alcoa will become owner of the rolling mill at the Warrick Operations (Indiana, USA) and the stake in the Ma’aden Rolling Company (Saudi Arabia).

The North American packaging market has become increasingly commoditized. The Company plans to increase the supply of can sheet to the North American market from the Alcoa-Ma’aden rolling mill and the Warrick rolling mill. As a specialized commodity producer, the new Alcoa will be the best operator of these assets.

Additionally, both the Alcoa-Ma’aden rolling mill and the Warrick rolling mill are closely integrated with upstream assets at co-located sites. Maintaining these operations within a single business will ensure the continuation of key operational synergies.

The remainder of the Global Rolled Products portfolio will become part of Arconic upon separation.

The information in this Current Report on Form 8-K is being furnished in accordance with the provisions of General Instruction B.2 of Form 8-K.

Forward-Looking Statements

This communication contains statements that relate to future events and expectations and as such constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include those containing such words as “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “intends,” “may,” “outlook,” “plans,” “projects,” “seeks,” “sees,” “should,” “targets,” “will,” “would,” or other words of similar meaning. All statements that reflect the Company’s expectations, assumptions or projections about the future other than statements of historical fact are forward-looking statements, including, without limitation, statements regarding the separation transaction; the future performance of the new Alcoa and Arconic companies if the separation is completed; the expected benefits of the separation; projections of improved profitability, enhanced shareholder value, competitive position, market share, growth opportunities, revenues, cash flow or other financial items of the separated companies; the expected timing of completion of the separation; and the expected qualification of the separation as a tax-free transaction. In making these statements, the Company has made assumptions with respect to, among other things: the ability of the new Alcoa and Arconic companies, as applicable, to predict and adapt to changing customer requirements and preferences; supply/demand fundamentals in the aluminum and alumina markets; future capital expenditures, including the amount and nature thereof; trends and developments in the aerospace, automotive, metals engineering (including aluminum and titanium), advanced manufacturing, building and construction, and other sectors of the economy that are related to these sectors; business strategy and outlook; expansion and growth of business and operations; credit risks and potential credit ratings; the ability to obtain financing on acceptable terms or at all; expectations related to future macroeconomic and market conditions; and other matters, many of which are beyond the Company’s control. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict. Although the Company believes that the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that these expectations will be attained and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Such risks and uncertainties include, but are not limited to: (a) uncertainties as to the timing of the separation and whether it will be completed; (b) the possibility that various closing conditions for the separation may not be satisfied; (c) failure of the separation to qualify for the expected tax treatment; (d) the possibility that any third-party consents required in connection with the separation will not be received; (e) the impact of the separation on the businesses of the Company; (f) the risk that the businesses will not be separated successfully or such separation may be more difficult, time-consuming or costly than expected, which could result in additional demands on the Company’s resources, systems, procedures and controls, disruption of its ongoing business and diversion of management’s attention from other business concerns; (g) material adverse changes in aluminum industry conditions; (h) deterioration in global economic and financial market conditions generally; (i) unfavorable changes in the markets served by the Company; (j) the impact of changes in foreign currency exchange rates on costs and results; (k) increases in energy costs; (l) the inability to achieve the level of revenue growth, cash generation, cost savings, improvement in profitability and margins, fiscal discipline, or strengthening of competitiveness and operations (including moving the alumina and aluminum businesses down on the industry cost curves and increasing revenues and improving margins in the value-add businesses) anticipated from restructuring programs and productivity improvement, cash sustainability, technology advancements (including, without limitation, advanced aluminum alloys, Alcoa Micromill, and other materials and processes), and other initiatives; (m) the Company’s inability to realize expected benefits, in each case as planned and by targeted completion dates, from acquisitions, divestitures, facility closures, curtailments, or expansions, or international joint ventures; (n) political, economic, and regulatory risks in the countries in which the Company operates or sells products; (o) the outcome of contingencies, including legal proceedings, government or regulatory investigations, and environmental remediation; (p) the impact of cyber attacks and potential information technology or data security breaches; (q) the potential failure to retain key employees while the separation transaction is pending or after it is completed; (r) the risk that increased debt levels, deterioration in debt protection metrics, contraction in liquidity, or other factors could adversely affect the credit ratings for the new Alcoa and Arconic companies; and (s) the other risk factors discussed in the Company’s Form 10-K for the year ended December 31, 2015, and other reports filed with the U.S. Securities and Exchange Commission (SEC). The Company disclaims any obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCOA INC.

By:	/s/ Audrey Strauss
Name:	Audrey Strauss
Title:	Executive Vice President, Chief Legal
Officer and Secretary

Date: April 21, 2016

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